AMENDMENT NO. 4 TO CREDIT AGREEMENT



          AMENDMENT, dated as of April 1, 1995 to the Credit Agreement dated as of September 30, 1992 and effective as of December 30, 1992, as amended on April 30, 1993, October 5, 1993, and August 15, 1994 (the "Agreement") between THE INTERPUBLIC GROUP OF COMPANIES, INC. (the "Borrower") and THE BANK OF NEW YORK (the "Bank").

     The parties hereto desire to amend the Agreement subject to the terms and conditions of this Amendment, as hereinafter provided. Accordingly, the parties hereto agree as follows:

     1. DEFINITIONS. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement and in each of the documents relating to the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

     2.  AMENDMENTS.

          A.   The definition of "Termination Date" set forth in
               Section 1.1 of the Agreement is hereby amended to read in its entirety as follows:

               "Termination Date" means December 1, 1997 or such later date to which the Commitment is extended in accordance with Section 2.13 hereof.

          B. Section 2.1 of the Agreement is hereby amended by replacing the number "$10,000,000" with the number
               "$15,000,000".

          C.   The definition of "CD Margin" set forth in Section
               2.5(B) of the Agreement is hereby amended to read in its entirety as follows:

               The "CD Margin" means on any date from and after April 1, 1995 (i) .425%, if at the end of each of the two most recently completed fiscal quarters
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               the Borrower's ratio of Total Borrowed Funds to
               Consolidated Net Worth was equal to or less than .40 to 1 and the Borrower's ratio of Cash Flow to Total Borrowed Funds was equal to or greater than .50 to 1; or (ii) .525%, if (a) the conditions of clause (i) have not been satisfied and (b) at the end of each of the two most recently completed fiscal quarters the Borrower's ratio of Total Borrowed Funds to Consolidated Net Worth was equal to or less than .70 to 1 and the Borrower's ratio of Cash Flow to Total Borrowed Funds was equal to or greater than .35 to 1; or (iii) 5/8 of 1%, if the conditions set forth in both clauses (i) and
               (ii) are not satisfied.

          D. The definition of "Euro-Dollar Margin" set forth in Section 2.5(C) of the Agreement is hereby amended to read in its entirety as follows:

               The "Euro-Dollar Margin" means on any date from and after April 1, 1995 (i) 3/10 of 1%, if at the end of each of the two most recently completed fiscal quarters the Borrower's ratio of Total Borrowed Funds to Consolidated Net Worth was equal to or less than .40 to 1 and the Borrower's ratio of Cash Flow to Total Borrowed Funds was equal to or greater than .50 to 1; or (ii) 4/10 of 1%, if
               (a) the conditions of clause (i) have not been satisfied and (b) at the end of each of the two most recently completed fiscal quarters the Borrower's ratio of Total Borrowed Funds to Consolidated Net Worth was equal to or less than .70 to 1 and the Borrower's ratio of Cash Flow to Total Borrowed Funds was equal to or greater than .35 to 1; or (iii) 1/2 of 1%, if the conditions set forth in both clauses (i) and (ii) are not satisfied.

          E. Section 2.6 of the Agreement is hereby amended to read in its entirety as follows:

               2.6 FEES. The Borrower shall pay to the Bank a commitment fee on the unused portion of the Commitment. The per annum commitment fee shall be on any date from and after April 1, 1995 (i) 1/8 of 1% of the unused portion of the Commitment, if at the end of each of the two most recently
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               completed fiscal quarters the Borrower's ratio of
               Total Borrowed Funds to Consolidated Net Worth was equal to or less than .40 to 1 and the Borrower's ratio of Cash Flow to Total Borrowed Funds was equal to or greater than .50 to 1; or (ii) .15% of the unused portion of the Commitment, if (a) the conditions of clause (i) have not been satisfied and (b) at the end of each of the two most recently completed fiscal quarters the Borrower's ratio of Total Borrowed Funds to Consolidated Net Worth was equal to or less than .70 to 1 and the Borrower's ratio of Cash Flow to Total Borrowed Funds was equal to or greater than .35 to 1 or
               (iii) .18% of the unused portion of the
               Commitment, if the conditions set forth in both clauses (i) and (ii) are not satisfied. Such fees shall accrue from April 1, 1995 to and including the Termination Date and shall be payable quarterly in arrears on the last day of each December, March, June, and September and on any date on which the Commitment is terminated or otherwise reduced.

          F. Section 5.4(B) of the Agreement is hereby amended to read in its entirety as follows:

               "Since December 31, 1991 there has been no material adverse change in the business, financial position or results of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole, other than as a result of the recognition of post-retirement and post-employment costs prior to the period in which such benefits are paid and the recording of the restructuring charge in the fourth quarter of 1994."

     3. Agreement as Amended. Except as expressly amended hereby, the Agreement shall continue in full force and effect in accordance with the terms thereof.

     4. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Bank that: (i) it has full power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under the Agreement as amended hereby; (ii) the execution and delivery of this Amendment and the performance of the Agreement as
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          amended hereby have been duly authorized by all
          necessary corporate action of the Borrower; (iii) the representations and warranties contained in this Agreement are true and correct as of the date hereof; and (iv) as of the date hereof, no Default or Event of Default has occurred and is continuing.

     5. GOVERNING LAW. This Amendment, and the Agreement as amended hereby, shall be construed in accordance with and governed by the laws of the State of New York.

     6. SEVERABILITY. In case any one or more of the provisions contained in this Amendment should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     7. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute one and the same instrument.

     8. EFFECTIVENESS. This Amendment shall become effective as of April 1, 1995 upon receipt by the Bank of all of the following documents, in form and substance satisfactorily to the Bank:

          (a) counterparts of this Amendment duly executed by each of the parties hereto;

          (b) a duly executed, amended and restated Note, dated as of April 1, 1995, in the principal amount of U.S. $15,000,000;

          (c) certified copies, each dated as of April 1, 1995, of (i) all corporate action taken by the Borrower approving this Amendment, the amended and restated Note and the matters contemplated hereby and thereby and (ii) such other corporate documents and papers as the Bank may reasonably request;

          (d) a certificate of a duly authorized officer of the Borrower, dated as of April 1, 1995, as to the incumbency, and setting forth a specimen signature, of each of the persons (i) who has signed this Amendment and the amended and restated
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               Note on behalf of the Borrower; and (ii) who will,
               until replaced by other persons duly authorized for that purpose, act as the representatives of the Borrower for the purpose of signing documents in connection with the Agreement, as amended hereby and the transactions contemplated hereby and thereby; and

          (e) an opinion of counsel to the Borrower, dated the date of receipt by the Bank, to the effect that this Amendment and the amended and restated Note have been duly authorized, executed and delivered by the Borrower and confirming the opinion of such counsel furnished to the Bank pursuant to Section
               3.2 of the Agreement with references therein to the Agreement to mean the Agreement as amended by this Amendment and with references thereon to the Note(s) to mean and include the amended and restated Note.

     9. Miscellaneous. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Agreement to "the Note" or "the Notes" shall mean and include the amended and restated Note delivered by the Borrower to the Bank pursuant to
          Section 8 hereof.


IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the day and year first above written.

                                   THE INTERPUBLIC GROUP OF
                                   COMPANIES, INC.


                                   ALAN M. FORSTER
                                   ALAN M. FORSTER
                                   Vice President & Treasurer


                                   BANK OF NEW YORK


                                   HOWARD F. BASCOM, JR.
                                   HOWARD F. BASCOM, JR.
                                   Vice President
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